UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 2005


                            CAPITAL BANK CORPORATION

             (Exact name of registrant as specified in its charter)



         North Carolina                000-30062                56-2101930
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                    Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM  5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
      APPOINTMENT OF PRINCIPAL OFFICERS.

On July 7, 2005, Richard W. Edwards, the Company's Executive Vice President and Chief Financial Officer, resigned from the Company for personal reasons. Mr. Edward's resignation will be effective as of August 5, 2005. Upon successful completion of the Company's recently proposed merger with 1st State Bancorp, Inc. ("FSBC"), which is subject to regulatory and shareholder approval as well as other customary closing conditions and which is discussed in more detail in the Company's Current Report on Form 8-K as filed with the Securities and Exchange Commission (the "SEC") on June 29, 2005 (the "June 29 Form 8-K"), the Company expects A. Christine Baker, current Treasurer and Secretary of FSBC and 1st State Bank and Executive Vice President--Chief Financial Officer of 1st State Bank, to replace Mr. Edwards as the Company's Chief Financial Officer. A form of employment agreement to be entered into between the Company and Ms. Baker is attached as Exhibit B to the Merger Agreement dated as of June 29, 2005, by and between the Company and FSBC, which agreement was filed as Exhibit
2.1 to the June 29 Form 8-K. The Company and Ms. Baker have yet not entered into such employment agreement and do not expect to do so until successful completion of the merger with FSBC. Prior to completion of the proposed merger transaction, the Company plans to hire an interim Chief Financial Officer.

On July 11, 2005, the Company issued a press release announcing its expectation that Ms. Baker would join the Company as Chief Financial Officer following the merger and Mr. Edward's resignation. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER WITH 1ST STATE BANCORP, INC.

This communication is being made in respect of the proposed merger transaction involving the Company and FSBC. The proposed transaction will be submitted to the Company's and FSBC's shareholders for their consideration. The Company and FSBC will file a registration statement, a joint proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the SEC. SHAREHOLDERS OF THE COMPANY AND FSBC ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and FSBC, at the SEC's Website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained, without charge, by directing a request to
B. Grant Yarber at PO Box 18949, Raleigh, NC 27619 (800) 308-3971 or A. Christine Baker at PO Box 1797, Burlington, NC 27216-1797 (336) 227-8861.

Each of the Company and FSBC and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and FSBC, as the case may be, in connection with the merger. Information about the directors and executive officers of FSBC and their ownership of FSBC common stock is set forth in the proxy statement, dated January 5, 2005, for FSBC's 2005 annual meeting of shareholders held on February 8, 2005, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of the Company and their ownership of the Company common stock is set forth in the proxy statement, dated April 28, 2005, for the Company's 2005 annual meeting of shareholders held on May 26, 2005, as filed with the SEC on a

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Schedule 14A. Additional information regarding the interests of such participants may be obtained by reading the joint proxy statement/prospectus when it becomes available.

FORWARD-LOOKING STATEMENTS

Information in this Current Report or in the information filed or furnished with this Current Report contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the ability of the Company to hire an interim Chief Financial Officer; the possibility that fewer than the required number of Company and FSBC shareholders vote to approve the merger; the occurrence of events that would have a material adverse effect on the Company or FSBC, as described in the merger agreement, including the risk of adverse operating results, delays in obtaining or failure to receive required regulatory approvals; the risk that the merger agreement could be terminated under circumstances that would require FSBC to pay a termination fee of $2 million; the risk that the merger will not be consummated or that Ms. Baker will not enter into an employment agreement with the Company upon consummation of the merger; the actual operations of the acquired branches after the acquisition; the ability of the Company to integrate the operations of FSBC into its operations; and other uncertainties arising in connection with the proposed merger. Additional factors that could cause actual results to differ materially are discussed in documents filed with the SEC by the Company and FSBC, including without limitation Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except as required by law, the Company does not undertake a duty to update any forward-looking statements in this Current Report or in the information filed or furnished with this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.  The following exhibits accompany this Report:

Exhibit 99.1      Press Release dated July 11, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2005

                                  CAPITAL BANK CORPORATION


                                  By:      /s/ B. Grant Yarber
                                           -------------------
                                           B. Grant Yarber
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
-----------       ----------------------

Exhibit 99.1      Press Release dated July 11, 2005